Shelton Funds

Green California Tax-Free Income Fund

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Equity Income Fund

Nasdaq-100 Index Fund

U.S. Government Securities Fund

The United States Treasury Trust

Shelton Sustainable Equity Fund

(the “Funds”)

Supplement dated August 3, 2026 to the

Statement of Additional Information (“SAI”), dated

January 1, 2026

This Supplement supersedes the information contained in the Supplement to the Funds’ SAI dated July 30, 2026.

The following disclosure is added immediately following the third paragraph in the “Policies Regarding Broker-Dealers used for Portfolio Transactions” section of the Funds’ SAI:

“Research and brokerage services provided by brokers on a “soft dollar basis” in connection with the management of certain accounts may be used by Shelton in managing client accounts other than those accounts generating such services (including the other Funds). In such cases, there is a conflict of interest because the research and brokerage services may benefit certain clients of Shelton more than the client account (including a Fund) whose trading activity generated the “soft dollar” research and brokerage services.”

Please retain this supplement with your SAI